SEC File No. 333-89733
                                                            SEC File No. 2-93307
                                                           SEC File No. 33-59363


                           PILGRIM INTERNATIONAL FUNDS

                     Supplement dated March 30, 2001 to the
               Class A, B, C and M International Funds Prospectus
                               dated March 1, 2001


FUND REORGANIZATIONS

     On March 15, 2001, shareholders approved the following reorganizations: (i) Pilgrim Global Technology Fund into Pilgrim Global Information Technology Fund;
(ii) Pilgrim Silver Fund into Pilgrim Precious Metals Fund (formerly Pilgrim Gold Fund) and (iii) Pilgrim SmallCap Asia Growth Fund into Pilgrim Asia-Pacific Equity Fund. The reorganizations were completed on March 23, 2001. Shares of the Global Technology Fund, Silver Fund, and SmallCap Asia Growth Fund therefore are no longer being offered.





               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.